I, Jeffrey C. Baker, certify that:

1.   I have reviewed this report on Form N-Q of DGHM Investment Trust;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my knowledge,  the schedule of investments included in this report fairly present in all material  respects the  investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.   The  registrant's  other  certifying  officer(s)and  I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule  30a-3(c)  under the  Investment  Company Act of 1940) and internal control over  financial  reporting (as defined in Rule  30a-3(d)  under the
     Investment Company Act of 1940) for the registrant and have:

          (a)  Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the  registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          (b)  Designed  such  internal  control over  financial  reporting,  or  caused such  internal  control  over  financial  reporting  to be
               designed under our supervision,  to provide reasonable  assurance  regarding  the   reliability  of  financial   reporting  and  the
               preparation  of financial  statements  for  external  purposes in accordance with generally accepted accounting principles;

          (c)  Evaluated  the  effectiveness  of  the  registrant's   disclosure controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

          (d)  Disclosed in this report any change in the registrant's  internal control  over  financial   reporting  that  occurred  during  the
               registrant's  most  recent  fiscal  quarter  that has  materially affected,  or is  reasonably  likely to  materially  affect,  the registrant's internal control over financial reporting; and

5.   The registrant's  other  certifying  officer(s) and I have disclosed to the registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a)  All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to record,  process,  summarize,  and  report  financial information;  and

          (b)  Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

Date:      July 29, 2010

/s/ Jeffrey C. Baker
Jeffrey C. Baker
Principal Executive Officer

I, Thomas F. Gibson, certify that:

1.   I have reviewed this report on Form N-Q of DGHM Investment Trust;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my knowledge,  the schedule of investments included in this report fairly present in all material  respects the  investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.   The  registrant's  other  certifying  officer(s)and  I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule  30a-3(c)  under the  Investment  Company Act of 1940) and internal control over  financial  reporting (as defined in Rule  30a-3(d)  under the
     Investment Company Act of 1940) for the registrant and have:

          (a)  Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the  registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          (b)  Designed  such  internal  control over  financial  reporting,  or  caused such  internal  control  over  financial  reporting  to be
               designed under our supervision,  to provide reasonable  assurance  regarding  the   reliability  of  financial   reporting  and  the
               preparation  of financial  statements  for  external  purposes in accordance with generally accepted accounting principles;

          (c)  Evaluated  the  effectiveness  of  the  registrant's   disclosure controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

          (d)  Disclosed in this report any change in the registrant's  internal control  over  financial   reporting  that  occurred  during  the
               registrant's  most  recent  fiscal  quarter  that has  materially affected,  or is  reasonably  likely to  materially  affect,  the registrant's internal control over financial reporting; and

5.   The registrant's  other  certifying  officer(s) and I have disclosed to the registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a)  All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to record,  process,  summarize,  and  report  financial information;  and

          (b)  Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

Date:      July 29, 2010

/s/Thomas F. Gibson
Thomas F. Gibson
Principal Financial Officer